                                                                    EXHIBIT 99.1

                                                                       [GRAPHIC]

[PRICELINE.COM(R) LOGO]

                             Goldman Sachs Internet
                              New Media Conference

                                  May 21, 2003

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 1
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE.COM WOULD LIKE TO REMIND YOU THAT THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, IMPLIED OR FORECASTED IN ANY SUCH FORWARD-LOOKING STATEMENTS.

EXPRESSIONS OF FUTURE GOALS AND SIMILAR EXPRESSIONS REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS. FOR A LIST OF FACTORS THAT COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO THE RISK FACTORS IN PRICELINE.COM'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS REQUIRED BY LAW, PRICELINE.COM UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

THIS PRESENTATION SHOULD BE READ IN CONJUNCTION WITH PRICELINE.COM'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-Q.

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 2
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

AGENDA

   -  Hotels

   -  Product Diversification

   -  2003 Goals

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 3
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE REVENUE

[CHART]

                            REVENUE ($ IN MILLIONS)

Q2 01   $ 364.8
Q3 01   $ 302.0
Q4 01   $ 235.3
Q1 02   $ 261.9
Q2 02   $ 304.5
Q3 02   $ 240.0
Q4 02   $ 197.3

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 4
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE OPAQUE AIR

   Low retail fare
     environment

      Consumer
   expectation for
   absolute dollar
       savings

 Offers that are too
         low

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 5
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

LOW COST CARRIERS

[SPIRIT AIRLINE LOGO]

[JETBLUE AIRWAYS LOGO]

[SOUTHWEST(SM) LOGO]

[AIRTRAN AIRWAYS LOGO]

[ATA LOGO]

   - LCC's current 25% share of domestic RPMs expected to grow to 40% within next few years

   -  LCC NETWORK OVERLAPS MAJORS IN 80% OF O&D'S BY REVENUE

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 6
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE OPAQUE AIR

  Low retail fare
    environment                 Capacity Cuts
                                                         Low Bind
     Consumer
  expectation for      +                            =    Fewer
  absolute dollar                                        Tickets Sold
      savings
                             Less Unfilled Seats
Offers that are too
        low

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 7
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE OPAQUE AIR

[CHART]

                                    BIND RATE

2Q01    $ 57.2%
3Q01    $ 53.9%
4Q01    $ 40.5%
1Q02    $ 41.7%
2Q02    $ 40.4%
3Q02    $ 36.9%
4Q02    $ 27.8%

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 8
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE AIR

[CHART]

                                     TICKETS

2Q01    1,435,936
3Q01    1,183,981
4Q01      840,191
1Q02      866,643
2Q02      921,201
3Q02      643,659
4Q02      468,926

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                              Page 9
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS

[CHART]

                                   ROOM-NIGHTS

2Q01      680,604
3Q01      879,922
4Q01      789,638
1Q02      909,107
2Q02    1,089,586
3Q02    1,144,988
4Q02      961,124

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 10
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

                                    PRICELINE
                                     HOTELS

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 11
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS: BEST PRICES ON INTERNET

   - Priceline consistently delivers significant discounts over Expedia, Hotels.com and Travelocity

   -  Priceline's median customer savings are:

      -  46% vs. Expedia

      -  46% vs. Hotels.com

   -  Priceline backs up savings claims with a best price guarantee

      - If you do find a better price online than you paid at Priceline, we will refund the difference

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 12
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS: QUALITY ACCOMMODATIONS

   - Only major Internet site with corporate participation from every major U.S. hotel company

   - More merchant hotels (9K+) than any other site, including Hotels.com and Expedia (PhocusWright)

   - Stringent and consistent star rating system. A recent internal study found:

      -  Hotels.com rated the same hotel higher 72% of the time

      -  Priceline compares favorably to Expedia and AAA

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 13
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS: QUALITY CUSTOMER EXPERIENCE

   -  Priceline delivers high quality hotels for the best customer experience

   - 92% of Priceline's hotel customers said their Priceline hotel experience met or exceeded their expectations in our most recent customer satisfaction survey

      -  55% said that experience exceeded expectations

      -  37% said that experience met expectations

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 14
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

HOTEL ADVERTISING CAMPAIGN

   -  Launched in Q1

   -  Goals

      -  Break through savings claim clutter

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 15
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

SAVINGS CLAIM CLUTTER

[GRAPHIC]

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 16
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

      "Our own pricing surveys confirm the Internet rooms do indeed sell at a discount, although we found an average spread of 5%-10%
         when we compared Internet merchants to Supplier-Direct central reservation systems (price quote by phone)"

                                                    - JAKE FULLER, THOMAS WEISEL

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 17
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

HOTEL ADVERTISING CAMPAIGN

   -  Launched in Q1

   -  Goals

      -  Break through savings claim clutter

      -  Demonstrate ease of use of product

         -  Consumer Empowerment

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 18
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS

   -  Detailed maps with precisely defined zones

-  SELECT THE AREAS WHERE YOU WANT TO STAY

Select the areas in New York City (CHANGE CITY) where you want to stay. You'll always stay in a nationally recognized name-brand or quality independent hotel.

Improve your Chances - Select 2 or More Areas Below:

-  Lower Manhattan AREA DETAILS
-  Midtown East AREA DETAILS
-  Midtown South AREA DETAILS
-  Midtown West AREA DETAILS
-  Upper East Side AREA DETAILS
-  Upper Midtown - Central Park South AREA DETAILS
-  Upper West Side AREA DETAILS

SEE MAP BELOW

[GRAPHIC]

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 19
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

HOTEL ADVERTISING CAMPAIGN

   -  Launched in Q1

   -  Goals

      -  Break through savings claim clutter

      -  Demonstrate ease of use of product

         -  Consumer Empowerment

         -  Assure customer of high quality

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 20
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS

   -  Detailed star rating descriptions

-  SELECT A QUALITY LEVEL FOR YOUR HOTEL

To find out more about priceline's hotel quality ratings, CLICK HERE.

-  5-STAR LUXURY                        * * * * *

-  4-STAR DELUXE                        * * * *

-  3-STAR UPSCALE                       * * *

-  2 1/2-STAR MODERATE-PLUS             * * 1/2

-  2-STAR MODERATE                      * *

-  1-STAR ECONOMY                       *

PRICELINE'S 3 STAR HOTELS

3 STAR HOTEL EXAMPLES:
The hotel brands shown below are for example only and may not be partnered with priceline.com. You may get another name-brand or independent hotel of equivalent quality.

-  Hilton
-  Hyatt
-  Marriott
-  Embassy Suites
-  Sheraton

3 STAR HOTELS WILL HAVE THE FOLLOWING AMENITIES:

    [GRAPHIC] Remote Control TV with Premium Channels

    [GRAPHIC] Telephone with Voicemail

    [GRAPHIC] Radio Alarm Clock

    [GRAPHIC] Iron and Ironing Board

    [GRAPHIC] Hairdryer

    [GRAPHIC] Business Services

    [GRAPHIC] 24 Hour Front Desk

    [GRAPHIC] Restaurant

    [GRAPHIC] Room Service

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 21
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

HOTEL ADVERTISING CAMPAIGN

   -  Launched in Q1

   -  Goals

      -  Break through savings claim clutter

      -  Demonstrate ease of use of product

         -  Consumer Empowerment

         -  Assure customer of high quality

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 22
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 PERFORMANCE

   -  Record 1.2 million room-nights sold in Q1 '03

[CHART]

                                   ROOM-NIGHTS

2Q01     57.4% YR/YR
3Q01     67.1%
4Q01    114.9%
1Q02    110.0%
2Q02     60.1%
3Q02     30.1%
4Q02     21.7%
1Q03     35.3%

HOTEL ADVERTISING CAMPAIGN

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 23
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                        4Q02 TO 1Q03 SEQUENTIAL RN GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 24
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                        4Q02 TO 1Q03 SEQUENTIAL RN GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 25
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                        4Q02 TO 1Q03 SEQUENTIAL RN GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 26
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                       4Q02 TO 1Q03 ABSOLUTE SEQUENTIAL RN
                                     GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 27
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                       4Q02 TO 1Q03 ABSOLUTE SEQUENTIAL RN
                                     GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 28
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

[CHART]

                       4Q02 TO 1Q03 ABSOLUTE SEQUENTIAL RN
                                     GROWTH

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 29
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

                                     PRODUCT
                                 DIVERSIFICATION

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 30
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

ONLINE TRAVEL OPPORTUNITY

[CHART]

                                 GROSS BOOKINGS

Source: CSFB Research

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 31
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

CONTINUED DIVERSIFICATION

   -  Supplement core Hotel growth by diversifying away from opaque Air through:

      -  Lowestfare.com retail initiatives:

         1. Satisfy unbound priceline.com customers that would've gone elsewhere

         2. Cross-sell hotel and rental car to retail purchasers

         3. Build bookings and awareness for Lowestfare.com

      -  Vacations

         -  Opaque, GOGO Worldwide Vacations (Liberty Travel)

      -  Rental Cars

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 32
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

RETAIL REHABILITATION

[GRAPHIC]

                                                                  PROVIDED BY
   - GREAT DEALS FOR YOUR TRIP                                   lowestfare.com

     While we couldn't find an airline partner willing to accept your specific request, we found these great deals for your trip from Lowestfare.com where you can choose your flight times and airline. All prices shown include taxes and fees.

NEW YORK CITY TO LOS ANGELES                   - OTHER NEARBY AIRPORTS FROM $220
DEPART: Tue, Mar 21    RETURN: Tue, Mar 28     - OTHER TRAVEL DATES FROM $217

   Per Ticket Price
(Includes taxes & fees)      Airports               Airline            Stops        Flight Times
-----------------------      --------               -------            -----        ------------
     Web Fare               JFK to LAX       Continental Airlines        0        6:45am - 10:50am
     $ 290
     Choose                 LAX to JFK          Delta Airlines           1        12:25pm - 10:30pm
---------------------------------------------------------------------------------------------------
                            JFK to LAX       Continental Airlines        0        6:45am - 10:50am
     $ 290
     Choose                 LAX to JFK          Delta Airlines           1        12:25pm - 10:30pm
---------------------------------------------------------------------------------------------------
                            JFK to LAX       Continental Airlines        0        6:45am - 10:50am
     $ 290
     Choose                 LAX to JFK          Delta Airlines           1        12:25pm - 10:30pm
---------------------------------------------------------------------------------------------------
     $ 290                  JFK to LAX       Continental Airlines        0        6:45am - 10:50am


CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 33
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

TRAVEL DIVERSIFICATION

   -  71% of all booked offers from services other than opaque Air

[CHART]

                                 % BOOKED OFFERS

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 34
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

RETAIL GROSS BOOKINGS

   -  $10 Million in Q4

   -  $21 Million in Q1

   -  Q4 to Q1 opaque ticket decrease: 29.7K

   -  Q4 to Q1 retail ticket increase: 26.1K

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 35
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

                              2003 FINANCIAL GOALS

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 36
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

2003 FINANCIAL GOALS

   -  25%+ yr/yr growth in Hotel room-nights

      -  Year/year hotel revenue up approximately 37% in Q1

      -  Year/year hotel revenue up approximately 35% in April

   - 70% of booked offers to come from services other than opaque Airline product (already reached target in Q1)

   -  Year/year growth in revenues/bookings in second half of year

      -  Margin expansion

   -  Year/year growth in full year EPS

      -  2-3 cents per share (pre-split) in Q2 (GAAP)

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 37
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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

TANGIBLE ASSETS

   -  Cash

   -  NOL

   -  Investment in TravelWeb

   -  Investment in PricelineMortgage

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 38
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                                                                       [GRAPHIC]

                            [PRICELINE.COM(R) LOGO]

CONFIDENTIAL INFORMATION - Property of PRICELINE.COM incorporated.
All Rights Reserved. 5.20.03                                             Page 39